UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2010

DexCom, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 26, 2010, DexCom, Inc. (the “Company”) received notice from Donald A. Lucas of his decision to resign from the Board of Directors of the Company, effective immediately. There were no disagreements between Mr. Lucas and the Company. Effective August 26, 2010, Mr. Lucas also resigned as a member of the Audit Committee and of the Compensation Committee.

Item 9.01:	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.01	Press release dated August 30, 2010 regarding resignation of Donald A. Lucas as Board Member

99.02	Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/S/ JOHN LISTER John Lister V.P. of Legal Affairs

Date: August 30, 2010

Exhibit Index

Exhibit Number	Description of Exhibit

99.01	Press release dated August 30, 2010 regarding resignation of Donald A. Lucas as Board Member

99.02	Resignation Letter